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                            UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                              FORM 8-K



                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): June 29, 2004
                                                     ---------------


                        PETMED EXPRESS, INC.
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       (Exact name of registrant as specified in its charter)


                  Commission file number 000-28827


              FLORIDA                                 65-0680967
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    (State or other jurisdiction                     (IRS Employer
 of incorporation or organization)                Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida            33069
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(Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code: (954) 979-5995


                              Not Applicable
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits



     (c)  Exhibits



Exhibit No.                    Description
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   99.1 Press release regarding the Company's addition to the Russell 3000 Index.



Item 9.   Regulation FD Disclosure.


     On June 29, 2004, PetMed Express, Inc. distributed a press release regarding its addition to the Russell 3000 Index. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 12.  Results of Operations and Financial Condition.

     See Item 9.


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



PETMED EXPRESS, INC.
(The "Registrant")


Date: June 30, 2004



By:   /s/  Menderes Akdag
   ------------------------------
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)



By:  /s/  Bruce S. Rosenbloom
   ------------------------------
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and accounting officer)

                            EXHIBIT INDEX


Exhibit No.                    Description
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   99.1 Press release regarding the Company's addition to the Russell 3000 Index.